Exhibit 99.1

iLearningEngines, Inc. Becomes Publicly Traded Company After Completing Business Combination With Arrowroot Acquisition Corp., Will Commence Trading on Nasdaq Under Ticker Symbol “AILE”

BETHESDA, MD and Marina Del Rey, CA April 16, 2024– iLearningEngines, Inc. (“iLearningEngines”, “iLE”, or “the Company”), a leader in AI-powered learning automation and information intelligence for corporate and educational use, is pleased to announce the completion of its business combination with Arrowroot Acquisition Corp. (formerly NASDAQ: ARRW, ARRWU, ARRWW) (“Arrowroot”). The combined company’s common stock and warrants are expected to commence trading on the Nasdaq Capital Market under the ticker symbol “AILE” and “AILEW”, respectively, on April 17, 2024.

iLearningEngines is an out-of-the-box AI platform that empowers its enterprise and education customers to “productize” their institutional knowledge, improve efficiency, and drive better, mission-critical, business outcomes. The Company operates at the intersection of three large and growing markets: global artificial intelligence, global e-learning and hyperautomation. According to Gartner, the AI software market opportunity is expected to grow at 24.5% CAGR, reaching nearly $135 billion by 2025; global e-Learning market is expected to reach $250 billion in the same timeframe. The hyperautomation market is expected to grow at an 11.9% CAGR to more than $1 trillion by 20261. iLearningEngines’ solutions are deployed within more than a dozen industry verticals across approximately 1,000 enterprise end customers and four million licensed users, and the Company sees significant expansion opportunities within both new and existing verticals and customers.

iLearningEngines’ differentiation with customers is rooted in its proprietary AI technology and specialized data sets. First, the Company builds a secure Knowledge Cloud - an enterprise “brain” made up of specialized datasets - within a customers’ data environment. Then, iLE employs its no code AI canvas, enabling rapid integration without custom programming. This enables iLE’s cognitive AI engine to generate insights, events, and recommendations across many use cases. Employees use these valuable insights to close knowledge gaps, automate workflows, and improve business outcomes. The Company grew revenue 35% year-over-year through the first nine months of 2023, and intends to disclose fourth quarter and full year 2023 financial results within the next week.

“Going public is an important milestone along our business’s growth trajectory,” said iLearningEngines CEO Harish Chidambaran. “We are pleased to add Arrowroot’s former President and CFO Thomas Olivier to our Board of Directors and look forward to continuing to leverage Arrowroot Capital’s enterprise software expertise as we execute our long-term growth strategy.”

[1]	Sources: Gartner Forecast Analysis: Artificial Intelligence Software, Worldwide (October 20, 2021); Technavio – Global e-Learning Market 2022-2026; Gartner Forecast Analysis: Hyperautomation via Process-Agnostic Software Worldwide (January 22, 2023)

“We are thrilled to be iLearningEngines’ long-term partner,” said former Arrowroot Acquisition Corp.’s CEO Matt Safaii. “iLearningEngines is a unique business and attractive asset: a pure-play AI software company at scale with strong revenue growth and emerging profitability. Of the more than 2,300 publicly traded software companies globally in 2023, only 17 could boast more than $400 million of annual revenue and a greater than 30% revenue growth rate in 2023.2 iLearningEngines is now in that exclusive group.”

Advisors

Cooley LLP is serving as legal counsel to iLearningEngines and Goodwin Procter LLP is serving as legal counsel to Arrowroot Acquisition Corp. Mizuho and its affiliate Greenhill & Co. served as exclusive financial advisor to iLearningEngines and BTIG, LLC, Benchmark Company and Northland Capital served as financial advisors to Arrowroot Acquisition Corp.

About iLearningEngines

iLearningEngines is a leading cloud-based, AI driven mission critical training platform for enterprises. iLearningEngines has consistently ranked as one of the fastest growing companies in North America on the Deloitte Technology Fast 500. iLearningEngines’ AI and Learning Automation platform is used by enterprises to productize their enterprise knowledge for consumption throughout the enterprise. The intense demand for scalable outcome-based training has led to deployments in some of the most regulated and detail-oriented vertical markets, including Healthcare, Education, Insurance, Retail, Oil & Gas / Energy, Manufacturing and Government. iLearningEngines was founded by Harish Chidambaran in 2010, with headquarters in Bethesda, MD and offices in Dubai, UAE, and Trivandrum, Pune and Kochi, India.

About Arrowroot Acquisition Corp.

Arrowroot Acquisition Corp. was a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The company was sponsored by Arrowroot Capital Management, a leading investor in enterprise software. Arrowroot Acquisition Corp. was headquartered in Marina Del Rey, CA.

[2]	S&P Capital IQ as of April 3, 2024. Based on the latest twelve-month (LTM) metrics

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 with respect to the Business Combination. Forward looking statements generally are accompanied by words such as “believe,” “may,” “will, “estimate,” “continue,” “anticipate,” “intend”, “expect”, “should”, “would”, “plan”, “predict”, “potential”, “seem”, “seek”, “future”, “outlook”, the negative forms of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to statements regarding the potential benefits of the Business Combination, iLearningEngines’ ability to complete and maintain its listing on NASDAQ, the Company’s future growth prospects, the Company’s ability to address market opportunities across artificial intelligence, global e-learning and hyperautomation and the potential growth of the Company’s addressable market. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the iLearningEngines’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions this press release relies on. Many actual events and circumstances are beyond the control of iLearningEngines. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; iLearningEngines’ failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to iLearningEngines; risks related to the rollout of iLearningEngines’ business and the timing of expected business milestones; iLearningEngines’ dependence on a limited number of customers and partners; iLearningEngines’ ability to obtain sufficient financing to pay its expenses incurred in connection with the closing of the business combination; the ability of iLearningEngines to issue equity or equity-linked securities or obtain debt financing in the future; risks related to iLearningEngines’ need for substantial additional financing to implement its operating plans, which financing it may be unable to obtain, or unable to obtain on acceptable terms; iLearningEngines’ ability to maintain the listing of its securities on Nasdaq or another national securities exchange; the risk that the Business Combination disrupts current plans and operations of iLearningEngines; the effects of competition on iLearningEngines’ future business and the ability of iLearningEngines to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; risks related to political and macroeconomic uncertainty; the outcome of any legal proceedings that may be instituted against iLearningEngines or any of their respective directors or officers, including litigation related to the Merger Agreement or the Business Combination; the impact of the global COVID-19 pandemic on any of the foregoing risks; and those factors discussed in the Company’s registration statement on Form S-4, as amended or supplemented, under the heading “Risk Factors,” and other documents the Company has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that iLearningEngines does not presently know, or that iLearningEngines does not currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect iLearningEngines’ expectations, plans, or forecasts of future events and views as of the date of this communication. iLearningEngines anticipates that subsequent events and developments will cause iLearningEngines’ assessments to change. However, while iLearningEngines may elect to update these forward-looking statements at some point in the future, iLearningEngines specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing iLearningEngines’ assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

For iLearningEngines:

Investor Contacts:

Kevin Hunt

iLearningEnginesIR@icrinc.com

For iLearningEngines:

Dan Brennan

ICR Inc.

iLearningPR@icrinc.com

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